                                                                  EXHIBIT (c)(9)
                                                            (Exhibit B to Senior
                                                    Subordinated Note Indenture)


                       [FORM OF FACE OF ROLL-OVER NOTE]

                         [RESTRICTED SECURITIES LEGEND]

THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, REGISTRATION.

                              TOKHEIM CORPORATION

                    INCREASING RATE ROLL-OVER NOTE DUE 2007

No. ___                                                 CUSIP No.
$_________

     TOKHEIM CORPORATION, an Indiana corporation (the "Company"), promises to pay to _______________,or registered assigns, the principal sum of ___________ on January 31, 2007.

Interest Payment Dates:  January 31, April 30, July 31 and October 31

Record Dates:            January 15, April 15, July 15 and October 15

     Additional provisions of this security are set forth on the other side of this security.

Dated:
                                        TOKHEIM CORPORATION,

                                        By_________________________________
                                              Name:
                                              Title:

TRUSTEE'S CERTIFICATE OF AUTHENTICATION

HARRIS TRUST AND SAVINGS BANK, as Trustee as Trustee, certifies that this is one of the securities referred to in the Senior Indenture

By  ____________________________
    Authorized Signatory

                    [FORM OF REVERSE SIDE OF ROLL-OVER NOTE]

                    Increasing Rate Roll-Over Note due 2007

1.   Interest

     TOKHEIM CORPORATION, an Indiana corporation (the "Company"), promises to pay interest on the principal amount of this security at the following rates per annum: (i) 12% (the "Base Rate") for the three months ending April 30, 1999;
(ii) 12.5% for the three months ending July 31, 1999; (iii) 13.0% for the three months ending October 31, 1999; (iv) 13.5% for the three months ending January 31, 2000; (v) 14.0% for the three months ending April 30, 2000; and (vi) 14.5% thereafter. The Base Rate will be payable in cash, and interest in excess of the Base Rate will be payable by the issuance of Additional Roll-Over Notes having a principal amount equal to the amount of interest not paid in cash on such Interest Payment Date.

     The Company will pay interest quarterly in arrears, in cash with respect to the Base Rate and in kind with respect to interest in excess of the Base Rate, on January 31, April 30, July 31 and October 31 of each year. Interest on the Roll-Over Notes will accrue from the most recent date to which interest has been paid or, if no interest has been paid, from the Issue Date with respect to the Roll-Over Note; provided, however, that if no interest has been paid on the Company's 12% Senior Subordinated Notes due January 28, 1999, from the date of issuance of the 12% Senior Subordinated Notes due January 28, 1999. Interest will be computed on the basis of a 360-day year of twelve 30-day months. The Company shall pay interest on overdue principal at the rate borne by the Roll-Over Notes, and it shall pay interest on overdue installments of interest at the same rate to the extent lawful.

2.   Method of Payment

     The Company will pay interest (except defaulted interest) in respect of the Roll-Over Notes to the Persons who are registered holders of the Roll-Over Notes at the close of business on the January 15, April 15, July 15 and October 15 next preceding the interest payment date even if such securities are canceled after the record date and on or before the interest payment date. Holders must surrender Roll-Over Notes to a Paying Agent to collect principal payments. The Company will pay principal and, with respect to the Base Rate, interest in money of the United States that at the time of payment is legal tender for payment of public and private debts. However, the Company may pay principal and interest by check payable in such money or by wire transfer of federal funds.

3.   Paying Agent and Registrar

     Initially, Harris Trust and Savings Bank (the "Trustee") will act as Paying Agent and Registrar. The Company may appoint and change any Paying Agent, Registrar or co-registrar without notice to the Holders. The Company or any domestically organized Wholly Owned Restricted Subsidiary may act as Paying Agent, Registrar or co-registrar.

4.   Indenture

     The Company issued the Roll-Over Notes under an Indenture dated as of September 30, 1998 (the "Senior Indenture"), among the Company, the Subsidiary Guarantors and the Trustee. The terms of the Roll-Over Notes include those stated in the Senior Indenture and those made part of the Senior Indenture by reference to the Trust Indenture Act of 1939 (15 U.S.C. (S)(S) 77aaa-77bbbb) as in effect on the date of the Senior Indenture (the "Act"). Terms defined in the Senior Indenture and not defined herein have the meanings ascribed thereto in the Senior Indenture. The Roll-Over Notes are subject to all such terms, and securityholders are referred to the Senior Indenture and the Act for a statement of those terms.

The Roll-Over Notes are unsecured senior subordinated obligations of the Company. The aggregate principal amount of Roll-Over Notes at any time outstanding may not exceed the sum of (i) $170,000,000 plus (ii) the aggregate principal amount of Additional Roll-Over Notes issued by the Company pursuant to the terms of the Senior Indenture in respect of interest accrued on outstanding Roll-Over Notes (including outstanding Additional Roll-Over Notes). This security is one of the Roll-Over Notes referred to in the Senior Indenture. The Senior Subordinated Securities include the Senior Subordinated Notes, the Roll-Over Notes and any Exchange Notes issued in exchange for the Roll-Over Notes pursuant to the Senior Indenture. The Senior Subordinated Notes, the Roll-Over Notes and the Exchange Notes are treated as a single class of securities under the Senior Indenture. The Senior Indenture imposes certain limitations on the Incurrence of Indebtedness by the Company and its subsidiaries; the payment of dividends and other payments by the Company and its subsidiaries; Investments; sales of assets of the Company and its subsidiaries; certain transactions with Affiliates; Liens; and consolidations, mergers and transfers of all or substantially all of the Company's or its subsidiaries' assets. In addition, the Senior Indenture prohibits certain restrictions on distributions from subsidiaries.

5.   Optional Redemption

     Subject to the terms of the Senior Indenture, the Roll-Over Notes may be redeemed at any time, in whole or in part, at the option of the Company at a redemption price equal to the unpaid principal amount thereof plus accrued interest thereon to the redemption date (subject to the right of holders of the Roll-Over Notes on the relevant record date to receive interest due on the relevant interest payment date).

6. Mandatory Redemption

     If after the Issue Date the Company or any of its Subsidiaries shall Incur any Indebtedness, other than Indebtedness Incurred under the Credit Agreement, or shall issue any Capital Stock, the Company shall redeem Senior Subordinated Securities in an aggregate principal amount equal to the principal amount of the Indebtedness so Incurred or the total price at which such Capital Stock was sold. The redemption price of the Senior Subordinated Securities so redeemed shall be equal to the unpaid principal amount thereof plus accrued interest thereon to the redemption date.

7.   Notice of Redemption

     Notice of redemption will be mailed by first-class mail at least 30 days but not more than 60 days before the redemption date to each Holder of Roll-Over Notes to be redeemed at its registered address all in accordance with the Senior Indenture. If less than all of the Roll-Over Notes are to be redeemed at any time, selection of Roll-Over Notes for redemption will be made by the Trustee in compliance with the requirements of the principal national securities exchange, if any, on which the Roll-Over Notes are listed, or, if the Roll-Over Notes are not so listed, on a pro rata basis, by lot or by such method as the Trustee shall deem fair and appropriate; provided that no Roll-Over Notes of $1,000 or less shall be redeemed in part.

8.   Repurchase at the Option of the Holder

     Upon a Change of Control, any Holder of Roll-Over Notes will have the right, subject to certain conditions set forth in the Senior Indenture, to cause the Company to repurchase all or any part of the Roll-Over Notes of such Holder at a purchase price equal to 101% of the principal amount of the Roll-Over Notes to be repurchased plus accrued and unpaid interest thereon, (if any) to the date of repurchase as provided in, and subject to the terms of, the Senior Indenture.

9.   Subordination

     The Roll-Over Notes are subordinated to Senior Debt of the Company, as defined in the Senior Indenture. To the extent provided in the Senior Indenture, Senior Debt of the Company must be paid before the Roll-Over Notes may be paid. The Company agrees, and each securityholder by accepting a Roll-Over Note agrees, to the subordination provisions contained in the Senior Indenture and authorizes the Trustee to give it effect and appoints the Trustee as attorney-in-fact for such purpose.

10.  Denominations; Transfer; Exchange

     The Roll-Over Notes are in registered form without coupons. A Holder may transfer or exchange Roll-Over Notes in accordance with the Senior Indenture. Upon any transfer or exchange, the Registrar and the Trustee may require a Holder, among other things, to furnish appropriate endorsements or transfer documents and to pay any taxes required by law or permitted by the Senior Indenture. The Registrar need not register the transfer of or exchange any Roll-Over Notes selected for redemption (except, in the case of a Roll-Over Note to be redeemed in part, the portion of the Roll-Over Note not to be redeemed) or to transfer or exchange any Roll-Over Notes for a period of 15 days prior to a selection of Roll-Over Notes to be redeemed or 15 days before an interest payment date.

11.  Persons Deemed Owners

     The registered Holder of this Roll-Over Note may be treated as the owner of it for all purposes.

12.  Unclaimed Money

     If money for the payment of principal or interest remains unclaimed for two years, the Trustee or Paying Agent shall pay the money back to the Company at its written request. After any such payment, Holders entitled to the money must look only to the Company and not to the Trustee for payment.

13.  Discharge and Defeasance

     Subject to certain conditions set forth in the Senior Indenture, the Company at any time may terminate some or all of its obligations under the Roll-Over Notes and the Senior Indenture if the Company deposits with the Trustee money or U.S. Government Obligations for the payment of principal and interest on the Roll-Over Notes to redemption or maturity, as the case may be.

14.  Amendment, Waiver

     Subject to certain exceptions set forth in the Senior Indenture, from time to time, the Company, the Subsidiary Guarantors and the Trustee, without the consent of the Holders, may amend the Senior Indenture or the Roll-Over Notes for the following purposes, so long as such change does not, in the opinion of the Trustee, adversely affect the rights of any of the Holders in any material respect: (i) to cure any ambiguity, defect or inconsistency; (ii) to provide for uncertificated Roll-Over Notes in addition to or in place of certificated Roll-Over Notes (provided that the uncertificated Roll-Over Notes are issued in registered form for purposes of Section 163(f) of the Code, or in a manner such that the uncertificated Roll-Over Notes are described in Section 163(f)(2)(B) of the Code); (iii) to provide for the assumption of the Company's or any Guarantor's obligations to Holders of Roll-Over Notes in the case of a merger, consolidation or sale of assets; (iv) to release any Subsidiary Guarantee in accordance with the provisions of the Senior Indenture; (v) to provide for additional Guarantors; (vi) to make any change that would provide any additional rights or benefits to the Holders of Roll-Over Notes or that does not adversely affect the legal rights under the Senior Indenture of any such Holder; or (vii) to comply with requirements of the SEC in order to effect or maintain the qualification of the Senior Indenture under the TIA.

     The Company, the Guarantors and the Trustee may amend the Senior Indenture or the Roll-Over Notes with the written consent of the Holders of at least a majority in principal amount of the Senior Subordinated Securities. However, without the consent of each affected Holder of a Roll-Over Notes, an amendment may not: (i) reduce the principal amount of Roll-Over Notes whose Holders must consent to an amendment; (ii) reduce the rate of or change or have the effect of changing the time for payment of interest, including defaulted interest, on any Roll-Over Note; (iii) reduce the principal of or change or have the effect of changing the fixed maturity of any Roll-Over Note, or change the date on which any Roll-Over Note may be subject to redemption or repurchase, or reduce the redemption or repurchase price therefor; (iv) make any Roll-Over Notes payable in money other than that stated in the Roll-Over Notes; (v) make any change in provisions of the Senior Indenture protecting the right of each Holder to receive payment of principal of and interest on such Holder's Roll-Over Notes on or after the due date thereof or to bring suit to enforce such payment, or permitting Holders of a majority in principal amount of Roll-Over Notes to waive Defaults or Events of Default; (vi) modify or change any provision of the Senior Indenture or the related definitions affecting the subordination or ranking of the Roll-Over Notes in a manner which adversely affects the Holders; provided, however, that it is understood that any amendment, the purpose of which is to permit the Incurrence of additional Indebtedness under the Indenture shall not be construed as adversely affecting the ranking of the Roll-Over Notes; or (viii) make any change to the Subsidiary Guarantees in any manner that adversely affects the rights of the Holders.

15.  Defaults and Remedies

     Under the Senior Indenture, the following events are "Events of Default":
(a) the failure to pay interest on any Roll-Over Note when the same becomes due and payable and such default continues for a period of 30 days (whether or not such payment shall be prohibited by the provisions of Article X); (b) the failure to pay the principal on any Roll-Over Note when such principal becomes due and payable, at maturity, upon redemption or otherwise, whether or not such payment shall be prohibited by the provisions of Article X of the Senior Indenture; (c) a default in the observance or performance of any other covenant or agreement contained in the Senior Indenture, subject to applicable grace periods; (d) there shall be a default under any Indebtedness of the Company or any Subsidiary resulting in acceleration of Indebtedness aggregating $10.0 million or more at any one time outstanding; (e) certain judgments in an aggregate amount in excess of $5.0 million; or (f) certain events of voluntary or involuntary bankruptcy.

     If an Event of Default (other than an Event of Default specified in Section 6.01(f) or (g) of the Senior Indenture with respect to the Company) shall occur and be continuing, the Trustee or the Holders of at least 25% in principal amount of outstanding Roll-Over Notes may declare the principal of and accrued interest on all the Roll-Over Notes to be due and payable by notice in writing to the Company and the Trustee, and the same (i) shall become immediately due and payable or (ii) if there are any amounts outstanding under the Credit Agreement or the ESOP Credit Agreement, shall become immediately due and payable upon the first to occur of an acceleration under the Credit Agreement or the ESOP Credit Agreement or five business days after receipt by the Company and the Representative under the Credit Agreement or the ESOP Credit Agreement of such notice of acceleration. If an Event of Default specified in Section 6.01(f) or
(g) with respect to the Company occurs and is continuing, then all unpaid principal of and accrued and unpaid interest on all of the outstanding Roll-Over Notes shall ipso facto become and be immediately due and payable without any declaration or other act on the part of the Trustee or any Holder.

16.  Trustee Dealings with the Company

     Subject to certain limitations imposed by the Act, the Trustee under the Senior Indenture, in its individual or any other capacity, may become the owner or pledgee of securities and may otherwise deal with and collect obligations owed to it by the Company and may otherwise deal with the Company with the same rights it would have if it were not Trustee.

17.  No Personal Liability of Directors, Officers, Employees and Stockholders

     No director, officer, employee, incorporator, stockholder of the Company, as such, will have any liability for any obligations of the Company under the Roll-Over Notes, the Senior Indenture or for any claim based on, in respect of, or by reason of, such obligations or their creation.

18.  Governing Law

     THE SECURITIES SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO APPLICABLE PRINCIPLES OF CONFLICTS OF LAW TO THE EXTENT THAT THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION WOULD BE REQUIRED THEREBY.

19.  Authentication

     This security shall not be valid until an authorized signatory of the Trustee (or an authenticating agent) manually signs the certificate of authentication on the other side of this security.

20.  Abbreviations

     Customary abbreviations may be used in the name of a securityholder or an assignee, such as TEN COM (=tenants in common), TEN ENT (=tenants by the entireties), JT TEN (=joint tenants with rights of survivorship and not as tenants in common), CUST (=custodian), and U/G/M/A (=Uniform Gift to Minors
Act).

21.  CUSIP Numbers

     Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Company has caused CUSIP numbers to be printed on the Roll-Over Notes and have directed the Trustee to use CUSIP numbers in notices of redemption as a convenience to securityholders. No representation is made as to the accuracy of such numbers either as printed on the securities or as contained in any notice of redemption and reliance may be placed only on the other identification numbers placed thereon.

     The Company will furnish to any securityholder upon written request and without charge to the securityholder a copy of the Senior Indenture which has in it the text of this security in larger type. Requests may be made to:

                              TOKHEIM CORPORATION
                               1600 Wabash Avenue
                           Fort Wayne, IN 46801-0360

                           Attention: Douglas Pinner

                                ASSIGNMENT FORM



To assign this security, fill in the form below:

I or we assign and transfer this security to


________________________________________________________
(Print or type assignee's name, address and zip code)


________________________________________________________
(Insert assignee's soc. sec. or tax I.D. No.)

and irrevocably appoint _____________________________ ,as agent, to transfer this security on the books of the Company. The agent may substitute another to act for him.

Date: ________________ Your Signature: ___________________________


Signature Guarantee:______________________________________________
                    (Signature must be guaranteed by a participant in a recognized signature guarantee medallion program)


___________________________________________________________________________
Sign exactly as your name appears on the other side of this Security.

                       OPTION OF HOLDER TO ELECT PURCHASE

     If you want to elect to have this security purchased by the Company pursuant to Section 4.06 or 4.08 of the Senior Indenture, check the box:

     [_] 4.06 Asset Sale          [_] 4.08 Change of Control

     If you want to elect to have only part of this security purchased by the Company pursuant to Section 4.06 or 4.08 of the Senior Indenture, state the amount: $__________.


Date: __________________ Your Signature: _______________________________________
                                         (Sign exactly as your name appears on
                                         the other side of the Security)

                                                  __________________
                                                  Tax I.D. number

Signature Guarantee:____________________________________________________________
                    (Signature must be guaranteed by a participant in a recognized signature guarantee medallion program)

                                                            (Exhibit C to Senior
                                                    Subordinated Note Indenture)


                        [FORM OF FACE OF EXCHANGE NOTE]

                              TOKHEIM CORPORATION

                    INCREASING RATE ROLL-OVER NOTE DUE 2007

No. ___                                                 CUSIP No.
$_________       ______

     TOKHEIM CORPORATION, an Indiana corporation (the "Company"), promises to pay to _______________,or registered assigns, the principal sum of ___________ on January 31, 2007.

Interest Payment Dates:  January 31, April 30, July 31 and October 31

Record Dates:            January 15, April 15, July 15 and October 15

     Additional provisions of this security are set forth on the other side of this security.

Dated:


                                        TOKHEIM CORPORATION,


                                        By _______________________
                                              Name:
                                              Title:

TRUSTEE'S CERTIFICATE OF AUTHENTICATION

___________________________
as Trustee, certifies that
this is one of the securities
referred to in the Senior Indenture,

By ___________________________
Authorized Signatory

                    [FORM OF REVERSE SIDE OF EXCHANGE NOTE]

                    Increasing Rate Roll-Over Note due 2007

1.   Interest

     TOKHEIM CORPORATION, an Indiana corporation (the "Company"), promises to pay interest on the principal amount of this security at the following rates per annum: (i) 12% (the "Base Rate") for the three months ending April 30, 1999;
(ii) 12.5% for the three months ending July 31, 1999; (iii) 13.0% for the three months ending October 31, 1999; (iv) 13.5% for the three months ending January 31, 2000; (v) 14.0% for the three months ending April 30, 2000; and (vi) 14.5% thereafter. The Base Rate will be payable in cash, and interest in excess of the Base Rate will be payable by the issuance of Additional Exchange Notes having a principal amount equal to the amount of interest not paid in cash on such Interest Payment Date.

     The Company will pay interest quarterly in arrears, in cash with respect to the Base Rate and in kind with respect to interest in excess of the Base Rate, on January 31, April 30, July 31 and October 31 of each year. Interest on the Exchange Notes will accrue from the most recent date to which interest has been paid or, if no interest has been paid, from the Issue Date with respect to the Exchange Note; provided, however, that if interest was not timely paid on the Roll-Over Note exchanged for this Exchange Note, interest will accrue from the latest date to which interest has been paid on such Roll-Over Note or Junior subordinated Note, as the case may be. Interest will be computed on the basis of a 360-day year of twelve 30-day months. The Company shall pay interest on overdue principal at the rate borne by the Exchange Notes, and it shall pay interest on overdue installments of interest at the same rate to the extent lawful.

2.   Method of Payment

     The Company will pay interest (except defaulted interest) on and in respect of the Exchange Notes to the Persons who are registered holders of the Exchange Notes at the close of business on the January 15, April 15, July 15 and October 15 next preceding the interest payment date even if such securities are canceled after the record date and on or before the interest payment date. Holders must surrender Exchange Notes to a Paying Agent to collect principal payments. The Company will pay principal and, with respect to the Base Rate, interest in money of the United States that at the time of payment is legal tender for payment of public and private debts. However, the Company may pay principal and interest by check payable in such money or by wire transfer of federal funds.

3.   Paying Agent and Registrar

     Initially, Harris Trust and Savings Bank (the "Trustee") will act as Paying Agent and Registrar. The Company may appoint and change any Paying Agent, Registrar or co-registrar without notice to the Holders. The Company or any domestically organized Wholly Owned Restricted Subsidiary may act as Paying Agent, Registrar or co-registrar.

4.   Indenture

     The Company issued the Exchange Notes under an Indenture dated as of September 30, 1998 (the "Senior Indenture"), among the Company, the Initial Guarantors and the Trustee. The terms of the Exchange Notes include those stated in the Senior Indenture and those made part of the Senior Indenture by reference to the Trust Indenture Act of 1939 (15 U.S.C. (S)(S) 77aaa-77bbbb) as in effect on the date of the Senior Indenture (the "Act"). Terms defined in the Senior Indenture and not defined herein have the meanings ascribed thereto in the Senior Indenture. The Exchange Notes are subject to all such terms, and securityholders are referred to the Senior Indenture and the Act for a statement of those terms.

     The Exchange Notes are unsecured senior subordinated obligations of the Company. The Exchange Notes are unsecured senior subordinated obligations of the Company. The aggregate principal amount of Exchange Notes at any time outstanding may not exceed the sum of (i) $170,000,000 plus (ii) the aggregate principal amount of Additional Exchange Notes issued by the Company pursuant to the terms of the Senior Indenture in respect of interest accrued on outstanding Exchange Notes (including outstanding Additional Exchange Notes). This security is one of the Exchange Notes referred to in the Senior Indenture. The Senior Subordinated Securities include the Senior Subordinated Notes, the Roll-Over Notes and any Exchange Notes issued in exchange for the Roll-Over Notes pursuant to the Senior Indenture. The Senior Subordinated Notes, the Roll-Over Notes and the Exchange Notes are treated as a single class of securities under the Senior Indenture. The Senior Indenture imposes certain limitations on the Incurrence of Indebtedness by the Company and its subsidiaries; the payment of dividends and other payments by the Company and its subsidiaries; Investments; sales of assets of the Company and its subsidiaries; certain transactions with Affiliates; Liens; and consolidations, mergers and transfers of all or substantially all of the Company's or its subsidiaries' assets. In addition, the Senior Indenture prohibits certain restrictions on distributions from subsidiaries.

5.   Optional Redemption

Subject to the terms of the Senior Indenture, the Exchange Notes may be redeemed at any time, in whole or in part, at the option of the Company at a redemption price equal to the unpaid principal amount thereof plus accrued interest thereon to the redemption date (subject to the right of holders of the Exchange Notes on the relevant record date to receive interest due on the relevant interest payment date).

6. Mandatory Redemption

     If after the Issue Date the Company or any of its Subsidiaries shall Incur any Indebtedness, other than Indebtedness Incurred under the Credit Agreement, or shall issue any Capital Stock, the Company shall redeem Senior Subordinated Securities in an aggregate principal amount equal to the principal amount of the Indebtedness so Incurred or the total price at which such Capital Stock was sold. The redemption price of the Senior Subordinated Securities so redeemed shall be equal to the unpaid principal amount thereof plus accrued interest thereon to the redemption date.

7.   Notice of Redemption

     Notice of redemption will be mailed by first-class mail at least 30 days but not more than 60 days before the redemption date to each Holder of Exchange Notes to be redeemed at its registered address all in accordance with the Senior Indenture. If less than all of the Exchange Notes are to be redeemed at any time, selection of Exchange Notes for redemption will be made by the Trustee in compliance with the requirements of the principal national securities exchange, if any, on which the Exchange Notes are listed, or, if the Exchange Notes are not so listed, on a pro rata basis, by lot or by such method as the Trustee shall deem fair and appropriate; provided that no Exchange Notes of $1,000 or less shall be redeemed in part.

8.   Repurchase at the Option of the Holder

     Upon a Change of Control, any Holder of Exchange Notes will have the right, subject to certain conditions set forth in the Senior Indenture, to cause the Company to repurchase all or any part of the Exchange Notes of such Holder at a purchase price equal to 101% of the principal amount of the Exchange Notes to be repurchased plus accrued and unpaid interest thereon, (if any) to the date of repurchase as provided in, and subject to the terms of, the Senior Indenture.

9.   Subordination

     The Exchange Notes are subordinated to Senior Debt of the Company, as defined in the Senior Indenture. To the extent provided in the Senior Indenture, Senior Debt of the Company must be paid before the Exchange Notes may be paid. The Company agrees, and each securityholder by accepting a Exchange Note agrees, to the subordination provisions contained in the Senior Indenture and authorizes the Trustee to give it effect and appoints the Trustee as attorney-in-fact for such purpose.

10.   Denominations; Transfer; Exchange

     The Exchange Notes are in registered form without coupons. A Holder may transfer or exchange Exchange Notes in accordance with the Senior Indenture. Upon any transfer or exchange, the Registrar and the Trustee may require a Holder, among other things, to furnish appropriate endorsements or transfer documents and to pay any taxes required by law or permitted by the Senior Indenture. The Registrar need not register the transfer of or exchange any Exchange Notes selected for redemption (except, in the case of a Exchange Note to be redeemed in part, the portion of the Exchange Note not to be redeemed) or to transfer or exchange any Exchange Notes for a period of 15 days prior to a selection of Exchange Notes to be redeemed or 15 days before an interest payment date.

11.   Persons Deemed Owners

     The registered Holder of this Exchange Note may be treated as the owner of it for all purposes.

12.  Unclaimed Money

     If money for the payment of principal or interest remains unclaimed for two years, the Trustee or Paying Agent shall pay the money back to the Company at its written request. After any such payment, Holders entitled to the money must look only to the Company and not to the Trustee for payment.

13.   Discharge and Defeasance

     Subject to certain conditions set forth in the Senior Indenture, the Company at any time may terminate some or all of its obligations under the Exchange Notes and the Senior Indenture if the Company deposits with the Trustee money or U.S. Government Obligations for the payment of principal and interest on the Exchange Notes to redemption or maturity, as the case may be.

14.  Amendment, Waiver

     Subject to certain exceptions set forth in the Senior Indenture, from time to time, the Company, the Subsidiary Guarantors and the Trustee, without the consent of the Holders, may amend the Senior Indenture or the Exchange Notes for the following purposes, so long as such change does not, in the opinion of the Trustee, adversely affect the rights of any of the Holders in any material respect: (i) to cure any ambiguity, defect or inconsistency; (ii) to provide for uncertificated Exchange Notes in addition to or in place of certificated Exchange Notes (provided that the uncertificated Exchange Notes are issued in registered form for purposes of Section 163(f) of the Code, or in a manner such that the uncertificated Exchange Notes are described in Section 163(f)(2)(B) of the Code); (iii) to provide for the assumption of the Company's or any Guarantor's obligations to Holders of Exchange Notes in the case of a merger, consolidation or sale of assets; (iv) to release any Subsidiary Guarantee in accordance with the provisions of the Senior Indenture; (v) to provide for additional Subsidiary Guarantors; (vi) to make any change that would provide any additional rights or benefits to the Holders of Exchange Notes or that does not adversely affect the legal rights under the Senior Indenture of any such Holder; or (vii) to comply with requirements of the SEC in order to effect or maintain the qualification of the Senior Indenture under the TIA.

     The Company, the Guarantors and the Trustee may amend the Senior Indenture or the Exchange Notes with the written consent of the Holders of at least a majority in principal amount of the Senior Subordinated Securities. However, without the consent of each affected Holder of a Exchange Notes, an amendment may not: (i) reduce the principal amount of Exchange Notes whose Holders must consent to an amendment; (ii) reduce the rate of or change or have the effect of changing the time for payment of interest, including defaulted interest, on any Exchange Note; (iii) reduce the principal of or change or have the effect of changing the fixed maturity of any Exchange Note, or change the date on which any Exchange Note may be subject to redemption or repurchase, or reduce the redemption or repurchase price therefor; (iv) make any Exchange Notes payable in money other than that stated in the Exchange Notes; (v) make any change in provisions of the Senior Indenture protecting the right of each Holder to receive payment of principal of and interest on such Holder's Exchange Notes on or after the due date thereof or to bring suit to enforce such payment, or permitting Holders of a majority in principal amount of Exchange Notes to waive Defaults or Events of Default; (vi) modify or change any provision of the Senior Indenture or the related definitions affecting the subordination or ranking of the Exchange Notes in a manner which adversely affects the Holders; provided, however, that it is understood that any amendment, the purpose of which is to permit the Incurrence of additional Indebtedness under the Indenture shall not be construed as adversely affecting the ranking of the Exchange Notes; or (viii) make any change to the Subsidiary Guarantees in any manner that adversely affects the rights of the Holders.

15.  Defaults and Remedies

     Under the Senior Indenture, the following events are "Events of Default":
(a) the failure to pay interest on any Exchange Note when the same becomes due and payable and such default continues for a period of 30 days (whether or not such payment shall be prohibited by the provisions of Article X); (b) the failure to pay the principal on any Exchange Note when such principal becomes due and payable, at maturity, upon redemption or otherwise, whether or not such payment shall be prohibited by the provisions of Article X of the Senior Indenture; (c) a default in the observance or performance of any other covenant or agreement contained in the Senior Indenture, subject to applicable grace periods; (d) there shall be a default under any Indebtedness of the Company or any Subsidiary resulting in acceleration of Indebtedness aggregating $10.0 million or more at any one time outstanding; (e) certain judgments in an aggregate amount in excess of $5.0 million; or (f) certain events of voluntary or involuntary bankruptcy.

     If an Event of Default (other than an Event of Default specified in Section 6.01(f) or (g) of the Senior Indenture with respect to the Company) shall occur and be continuing, the Trustee or the Holders of at least 25% in principal amount of outstanding Exchange Notes may declare the principal of and accrued interest on all the Exchange Notes to be due and payable by notice in writing to the Company and the Trustee, and the same (i) shall become immediately due and payable or (ii) if there are any amounts outstanding under the Credit Agreement or the ESOP Credit Agreement, shall become immediately due and payable upon the first to occur of an acceleration under the Credit Agreement or the ESOP Credit Agreement or five business days after receipt by the Company and the Representative under the Credit Agreement or the ESOP Credit Agreement of such notice of acceleration. If an Event of Default specified in Section 6.01(f) or
(g) with respect to the Company occurs and is continuing, then all unpaid principal of and accrued and unpaid interest on all of the outstanding Exchange Notes shall ipso facto become and be immediately due and payable without any declaration or other act on the part of the Trustee or any Holder.

16.  Trustee Dealings with the Company

     Subject to certain limitations imposed by the Act, the Trustee under the Senior Indenture, in its individual or any other capacity, may become the owner or pledgee of securities and may otherwise deal with and collect obligations owed to it by the Company and may otherwise deal with the Company with the same rights it would have if it were not Trustee.

17.  No Personal Liability of Directors, Officers, Employees and Stockholders

     No director, officer, employee, incorporator, stockholder of the Company, as such, will have any liability for any obligations of the Company under the Exchange Notes, the Senior Indenture or for any claim based on, in respect of, or by reason of, such obligations or their creation.

18.  Governing Law

     THE SECURITIES SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO APPLICABLE PRINCIPLES OF CONFLICTS OF LAW TO THE EXTENT THAT THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION WOULD BE REQUIRED THEREBY.

19.  Authentication

     This security shall not be valid until an authorized signatory of the Trustee (or an authenticating agent) manually signs the certificate of authentication on the other side of this security.

20.  Abbreviations

     Customary abbreviations may be used in the name of a securityholder or an assignee, such as TEN COM (=tenants in common), TEN ENT (=tenants by the entireties), JT TEN (=joint tenants with rights of survivorship and not as tenants in common), CUST (=custodian), and U/G/M/A (=Uniform Gift to Minors
Act).

21.  CUSIP Numbers

     Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Company has caused CUSIP numbers to be printed on the Exchange Notes and have directed the Trustee to use CUSIP numbers in notices of redemption as a convenience to securityholders. No representation is made as to the accuracy of such numbers either as printed on the securities or as contained in any notice of redemption and reliance may be placed only on the other identification numbers placed thereon.

     The Company will furnish to any securityholder upon written request and without charge to the securityholder a copy of the Senior Indenture which has in it the text of this security in larger type. Requests may be made to:

                              TOKHEIM CORPORATION
                               1600 Wabash Avenue
                           Fort Wayne, IN 46801-0360

                           Attention: Douglas Pinner

                                ASSIGNMENT FORM



To assign this security, fill in the form below:

I or we assign and transfer this security to


_________________________________________________________
(Print or type assignee's name, address and zip code)


_________________________________________________________
(Insert assignee's soc. sec. or tax I.D. No.)

and irrevocably appoint _____________________________ , as agent, to transfer this security on the books of the Company. The agent may substitute another to act for him.

Date: ________________ Your Signature: _____________________


Signature Guarantee: _______________________________________________
                     (Signature must be guaranteed by a participant in a recognized signature guarantee medallion program)


_____________________________________________________________________________
Sign exactly as your name appears on the other side of this Security.

                       OPTION OF HOLDER TO ELECT PURCHASE

     If you want to elect to have this security purchased by the Company pursuant to Section 4.06 or 4.08 of the Senior Indenture, check the box:

     [_] 4.06 Asset Sale          [_] 4.08 Change of Control

     If you want to elect to have only part of this security purchased by the Company pursuant to Section 4.06 or 4.08 of the Senior Indenture, state the amount: $__________.



Date: __________________ Your Signature: _______________________________________
                                         (Sign exactly as your name appears on
                                         the other side of the Security)

                                                 __________________
                                                 Tax I.D. number

Signature Guarantee: ___________________________________________________________
                     (Signature must be guaranteed by a participant in a recognized signature guarantee medallion program)